UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

PIERIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor

Boston, MA 02109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-246-8794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On April 4, 2016, the Audit Committee of the Board of Directors of Pieris Pharmaceutical, Inc. (the “Company”) approved the dismissal of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft (“E&Y GmbH”) as the independent registered public accounting firm of the Company effective immediately. The Company felt it appropriate to change from E&Y GmbH, the German member firm of Ernst & Young Global Limited that has traditionally serviced the company, to Ernst & Young Global Limited’s U.S. member firm, Ernst & Young LLP (“E&Y LLP”), in connection with the Company’s migration to becoming a U.S.-centered biotechnology company.

The reports of E&Y GmbH on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent period through April 7, 2016, there have been no disagreements with E&Y GmbH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y GmbH, would have caused E&Y GmbH to make reference to the matter in their reports on the Company’s consolidated financial statements for such periods.

The Company provided E&Y GmbH with a copy of this Current Report on Form 8-K and requested from E&Y GmbH a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above disclosures. A copy of E&Y’s letter dated April 7, 2016 is attached as Exhibit 16.1 to this Report.

(b) On April 4, 2016, the Audit Committee of the Board of Directors of the Company approved the engagement of E&Y LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the Company’s two most recent fiscal years and through the date of its engagement of E&Y LLP, neither the Company nor anyone on its behalf consulted with E&Y LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to its financial statements, and no written report or oral advice was provided to the Company by E&Y LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) relating to the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from E&Y GmbH dated April 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2016	PIERIS PHARMACEUTICALS, INC.

	By:	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	Chief Financial Officer